Exhibit 99.1
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN FOR NICK STANAGE
     This Supplemental Executive Retirement Plan for Nick Stanage is effective as of August 29, 2005 (the “Effective Date”), in order to provide Nick Stanage (the “Participant”) with certain additional, non-qualified retirement benefits. The provisions of this Plan shall apply only to the Participant.
ARTICLE I
DEFINITIONS
     “Cause” shall mean (i) termination of employment as the result of the Participant’s conviction of, or plea of guilty or nolo contendere to, the charge of having committed a felony (whether or not such conviction is later reversed for any reason); or (ii) failure by the Participant to devote his full time and undivided attention during normal business hours to the business and affairs of the Corporation or one of its subsidiaries except for reasonable vacations and except for illness or incapacity; but nothing herein shall preclude the Participant from devoting reasonable periods required for (A) serving as director or member of a committee of any organization involving no conflict of interest with the interests of the Corporation or its subsidiaries; (B) delivering lectures, fulfilling speaking engagements, teaching at educational institutions; (C) engaging in charitable and community activities and (D) managing his personal investments, so long as such activities do not materially interfere with the regular performance of his duties and responsibilities to the Corporation or its subsidiaries; or (iii) disclosure by the Participant at any time, to any person not employed by the Corporation or one of its subsidiaries, or not engaged to render services to the Corporation or one of its subsidiaries, except with the prior written consent of an officer authorized to act in the matter by the Board, of any confidential information obtained by him while in the employ of the Corporation or its subsidiaries, of any inventions, processes, formulae, plans, devices, compilations of information, methods of distribution, customers, suppliers, client relationships, marketing strategies or trade secrets of the Corporation or its subsidiaries; provided, however, that this provision shall not preclude the Participant from use or disclosure of information known generally to the public or of information not considered confidential by persons engaged in the business conducted by the Corporation or its subsidiaries or from disclosure required by law, regulation or court order; (iv) the willful engaging by the Participant in misconduct that is injurious to the Corporation or its subsidiaries, monetarily or otherwise; or (v) negligence or incompetence on the part of the Participant in the performance of his assigned duties.
     “Change in Control” shall mean the first to occur of any of the following events, subject to paragraph E of this definition:
A.	any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficial Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the Corporation’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with any acquisition pursuant to a transaction that complies with clauses (1), (2) and (3) of paragraph C below; or
B.	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date of this Agreement, constitute the Board

(“the Incumbent Board”) and any new director whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended. For purposes of the preceding sentence, any director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation, shall not be treated as a member of the Incumbent Board; or
C.	there is consummated a merger, reorganization, statutory share exchange or consolidation, or similar corporate transaction involving the Corporation or any direct or indirect subsidiary of the Corporation, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the corporation or any of its subsidiaries (each a “Business Combination”), in each case unless, immediately following such Business Combinations, (1) the voting securities of the Corporation outstanding immediately prior to such Business Combination (the “Prior Voting Securities”) continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity of the business Combination or any parent thereof) at least 50% of the combined voting power of the securities of the Corporation or such surviving entity or parent thereof outstanding immediately after such Business Combination, (2) no Person is or becomes the Beneficial Owner, directly or indirectly of securities of the Corporation or the surviving entity of the Business Combination or any parent thereof (not including the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the securities of the Corporation or surviving entity of the Business Combination or the parent thereof, except to the extend that such ownership existed immediately prior to the Business Combination and (3) at least a majority of the members of the board of directors of the Corporation or the surviving entity of the Business Combination or any parent thereof were members of the Incumbent Board at the time of the execution of the initial agreement or the action of the Board providing for such Business Combination or:
D.	the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation.
E.	Notwithstanding the foregoing, any event that triggers any payment or distribution under this Plan shall only be deemed to be a Change in Control if a change in ownership or effective control of the Corporation or a change in the ownership of a substantial portion of the assets of the Corporation shall also be deemed to have occurred under Section 409A of the Code.
     Notwithstanding the foregoing, any disposition of all or substantially all of the assets of the Corporation pursuant to a spinoff, splitup or similar transaction (a “Spinoff”) shall not be treated as a Change in Control if, immediately following the Spinoff, holders of the Prior Voting Securities immediately prior to the Spinoff continue to beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding securities of both entities resulting from such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Prior Voting Securities; provided, that if another Business Combination involving the Corporation occurs in connection with or following a Spinoff, such Business Combination shall be analyzed separately for purposes of determining whether a Change in Control has occurred;
“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its Affiliates, (ii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.
     “Code” means the Internal Revenue code of 1986, as from time to time amended.
     “Committee” means the Vice President of Human Resources, the Chief Financial Officer, and the Director Global Compensation of the Corporation.
     “Corporation” means Dana Corporation.
     “Credited Service” when used in reference to the Participant means the Participant’s total service with the Corporation, including all periods of employment, including any periods during which Participant remains employed but is benefiting under a Corporation sponsored disability plan whether continuous or not, and shall be the period of time, expressed in years and months, between the date on which the Participant first performs any service for the Corporation and the earlier of:
A.	the date on which the Participant resigns, retires, is discharged or dies, or

B.	the first anniversary of the first date in a period of continuous absence for any reason other than resignation, retirement, discharge or death.
And provided that in no event shall any period of absence be excluded for purposes of determining Credited Service hereunder unless a 12-month period has elapsed during which the Participant has not performed any service for the Corporation.
     “Normal Retirement Date” means the first day of the month following the month in which the Participant attains age 62.
     “Normal Retirement Benefit” means the lump sum benefit payable at age 62 to be provided by Section 2.1 of the Plan.
     “Participant” means Nick Stanage.
     “Plan” means the Supplemental Executive Retirement Plan for Nick Stanage set forth herein.
     “Retirement Date” means the first day of the month following the month of the Participant’s Termination Date.
     “SavingsWorks” means the Corporation sponsored qualified defined contribution plan established for employees hired after January 1, 2004.

     “Termination Date” means the date on which the Participant ceases to be employed by the Corporation for any reason, including, but not limited to, by reason of his death or his election to retire or voluntarily resign.
ARTICLE II
BENEFITS
     2.1 Normal Retirement Benefit. Subject to Section 2.6 below, if employment continues to at least the Participant’s Normal Retirement Date, the Corporation shall be obligated to pay the Participant upon the Participant’s Termination Date in a single lump sum, the Participant’s Normal Retirement Benefit. The Participant’s Normal Retirement Benefit shall be $2,095,500. The Normal Retirement Benefit is intended to equal the difference between (a) and the sum of (b) and (c).
(a)	The projected lump sum value of the Participant’s former employer-provided defined benefit value as if employment continued with such employer.

(b)	The actual lump sum value of the Participant’s former employer-provided defined benefit value payable at age 62.

(c)	The lump sum value of the Dana contribution under SavingsWorks, ignoring any 401(k) matching contribution.
The benefits are based on the assumptions shown in the exhibits, which are subject to change only to the extent of mistake of fact as of October 24, 2005.
     2.3 Early Retirement. In the event that, following the fifth anniversary of the Participant’s date of hire, the Participant elects to retire or voluntarily resign or the Participant’s employment is terminated by the Corporation for Cause, in lieu of any other benefit payable under the Plan, the Participant shall be entitled to a pro rata share (not to exceed one hundred percent (100%)) of his Normal Retirement Benefit based on the following formula:
          Normal Retirement Benefit X (Credited Service/15 4/12)
The pro rata share is set equal to 100% if the Termination Date is the same as or falls after the date on which the Participant attains age 62. Except as otherwise provided in Section 2.8, any early retirement benefit payable pursuant to this Section 2.3 shall be paid as of the Participant’s Termination Date in a single lump sum.
     2.4 Vesting Conditions. Except as expressly provided in Section 2.5 below, the Normal Retirement Benefit shall be forfeited if Credited Service at the Participant’s Termination Date is less than five years.
     2.5 Involuntary Termination; Disability; Death. In the event of the Participant’s death or disability while employed by the Corporation or the Participant’s involuntary termination of employment by the Corporation for any reason other than Cause prior to the Participant attaining age 62, the Participant or his beneficiary, as the case may be, shall be entitled to a portion (not to exceed one hundred percent (100%)) of his Normal Retirement Benefit equal to the greater of:
A.	Normal Retirement Benefit X (Credited Service/15 4/12), or

B.	Normal Retirement Benefit X 50%.

The payable portion is set equal to 100% if the Termination Date is the same as or falls after the date on which the Participant attains age 62. Except as otherwise provided in Section 2.8, any pro rata benefit payable pursuant to this Section 2.3 shall be paid as of the Participant’s Termination Date in a single lump sum.
     2.6 Change in Control. In lieu of any other benefit payable under the Plan, upon a Change in Control the Participant shall be considered fully vested in, and shall be entitled to payment, within thirty (30) days following the Change in Control, of the Normal Retirement Benefit as set forth in Section 2.1 above in a single lump sum payment.
     2.7 Exhibits Control. For purposes of clarity, the amounts described in Section 2.1, and the benefits payable upon a termination of employment described in Sections 2.2 and 2.3 are set forth on Exhibit A, B and C, which shall control the amount to be paid. Notwithstanding the fact that benefits under the Plan are based on projections as of October 24, 2005, these amounts are not subject to adjustment based on any differences between actual and anticipated benefits.
     2.8 Section 409A. Notwithstanding any other provision of this Plan to the contrary, if the Participant is determined to be a “specified employee” of the Corporation as such term is defined by Section 409A of the Code, to the extent necessary, the payment of any amount to which the Participant is entitled shall in no event be made earlier than the date which is six months following the date on which the Participant separates from service with the Corporation in compliance with the applicable requirements of Section 409A of the Code and any regulations or guidance promulgated thereunder, provided that any such change made in the timing of payment due to this Section 2.8 shall not increase the amount of such payment.
     2.9 Beneficiary. In the event of the Participant’s death, the Participant’s beneficiary under the Corporation’s qualified defined contribution plan shall be entitled to receive any benefits that otherwise would have been payable to the Participant hereunder. In the event that the Participant does not participate in or has not designated a beneficiary under the Corporation’s qualified defined contribution plan, the Participant’s estate shall be entitled to receive any benefits that otherwise would have been payable to the Participant hereunder.
ARTICLE III
PLAN ADMINISTRATION
     3.1 Administration of Plan. The Committee shall have the sole responsibility for the administration of the Plan.
     3.2 Claims Procedure. The Committee shall make all determinations as to the right of any person to a benefit under this Plan and the amount of such benefit. Any denial by the Committee of a claim for benefits under the Plan by the Participant shall be stated in writing by the Committee and shall set forth the specific reasons for the denial. In addition, the Committee shall afford a reasonable opportunity to Participant if a claim for benefits has been denied for a review of the decision denying the claim.
     3.3 Powers and Duties of the Committee. The Committee shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

(a)	to construe and interpret the Plan, to resolve ambiguities, inconsistencies, and omissions, which findings shall be binding, final, and conclusive, to decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

(b)	to prescribe procedures to be followed by Participant in filing elections or revocations thereof;

(c)	to prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

(d)	to receive for the Corporation and from Participant such information as shall be necessary for the proper administration of the Plan;

(e)	to furnish the Corporation, upon request, such reports with respect to the administration of the Plan as are reasonable and appropriate;

(f)	to appoint individuals to assist in the administration of the Plan and any other agents it deems advisable, including actuaries and legal counsel; and

(g)	to create subcommittees and appoint agents, and to delegate such of its rights, powers and discretions to such subcommittees or agents as it deems desirable.
     3.4 Rules and Decisions. The Committee may adopt such rules as it deems necessary, desirable or appropriate for the proper administration of the Plan. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or the Corporation. The determination of the Committee as to any question involving the administration and interpretation of the Plan shall be final, conclusive and binding on all persons, including the Corporation.
     3.5 Indemnification of Committee. To the extent permitted by law, the Committee and any person to whom it may delegate any duty or power in connection with administering the Plan, the Corporation, and the officers and trustees thereof, shall be entitled to rely conclusively upon, and shall be fully protected in any action taken or suffered by them in good faith in reliance upon, any actuary, trustee, counsel, accountant, other specialist, or other person selected by the Committee, or in reliance upon any tables, valuations, certificates, opinions or reports that may be furnished by any of them. Further, to the extent permitted by law, no member of the Committee, nor the Corporation, nor the officers or trustees thereof, shall be liable for any neglect, omission or wrongdoing, except for his, her or its own individual misconduct. To the extent permitted by law, any present or former member of the Committee shall be indemnified by the Corporation and its successors against any and all liabilities arising; by reason of any act or failure to act made in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.
ARTICLE IV
MISCELLANEOUS
     4.1 No Contract of Employment. Nothing contained herein shall be construed as a contract of employment between the Corporation and Participant, or as giving a right to

Participant to be continued as an executive or employee of the Corporation, or as a limitation of the right of the Corporation to discharge Participant at any time with or without Cause.
     4.2 Addresses. Each person entitled to benefits hereunder shall file with the Committee from time to time in writing his or her complete mailing address and each change of mailing address. Any check representing payment hereunder, and any communication, addressed to Participant or to any other person at his or her last address so filed (or if no such address has been filed, then at his or her last address indicated on the records of the Corporation) shall be deemed to have been received by such person for all purposes of the Plan, and neither the Corporation nor any other person shall be obligated to search for or ascertain the location of any such person to whom such communication was sent.
     4.3 Expenses. All expenses that shall arise in connection with the administration of the Plan, including but not limited to compensation and other expenses and charges of any actuary, trustee, counsel, accountant, specialist, or other person who shall be employed by the Committee in connection with the administration thereof, shall be paid by the Corporation.
     4.4 Anti-Alienation. Except as may otherwise be provided by law, no distribution or payment under the Plan to any Participant or beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such distribution or payment.
     4.5 Unfunded Plan. The benefits payable under the Plan shall be paid from the general assets of the Corporation. Participant and his beneficiary shall not have any interest in any specific assets of the Corporation by reason of the establishment and maintenance of the Plan, and such persons shall have only the status of unsecured creditors of the Corporation with respect to any benefits that become payable under the Plan. The Corporation may, in its discretion, purchase insurance contracts or establish a trust to assist it in satisfying its obligations to provide benefits under the Plan; provided, however, that (i) any such insurance contracts and the assets of any such trust shall remain subject to the claims of the Corporation’s general creditors in the event of the Corporation’s insolvency, (ii) the Corporation or such trust shall be the sole owner of any such insurance contracts, and (iii) no Participant or any other person who may become entitled to benefits hereunder shall have any interest in any such insurance contract.
     4.6 Incompetency. If the Committee determines that any person entitled to payments under the Plan is an infant or incompetent by reason of physical or mental disability, it may cause all payments thereafter becoming due to such person to be made to any other person for his or her benefit, without the responsibility to follow the application of amounts so paid. Payments made pursuant to this provision shall completely discharge the Plan and the Committee from any further liability or responsibility therefor.
     4.7 Benefits Not Compensation. Any benefits provided under the Plan shall not be deemed salary or other compensation to the Participant for the purpose of computing any benefits to which the Participant may be entitled under any pension plan or other employee benefit plan maintained by the Corporation.

     4.8 Amendment or Termination of Plan. Prior to a Change in Control, the Corporation may amend or terminate this Plan at any time, without the consent of Participant or any beneficiary. Notwithstanding the foregoing, this Plan shall not be amended or terminated, without the written consent of the Participant, so as to reduce or cancel the benefits, which have accrued to Participant or beneficiary prior to the effective date of the amendment.
     4.9 Ohio Law to Govern. This Plan shall be construed and regulated and its validity and effect and the rights hereunder of all parties interested shall at all times be determined and this Plan shall be administered, in accordance with the laws of the State of Ohio.
     4.10 Successors and Assigns. This Plan shall be binding upon and shall inure to the benefit of the Participant and his heirs, executors, administrators and beneficiaries, and shall be binding upon and inure to the benefit of the Corporation (and its parent, if any, and affiliates) and its successors and assigns.
     4.11 Entire Agreement. This Plan constitutes the final, complete and exclusive agreement between Participant and the Corporation with respect to the subject matter hereof and hereby replaces and supercedes all prior agreements, offers or promises whether oral or written with respect thereto.

DANA CORPORATION
By:	/s/ Richard W. Spriggle
Name:	Richard W. Spriggle
Title:	V.P. Human Resources

ACCEPTED AND AGREED:	/s/ N. L. Stanage